Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of SGB International Holdings Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

            The Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Form 10-Q.

Date: November 26, 2013	By:	/s/ Shibi Chen
Shibi Chen
President and Chief Executive Officer
(Principal Executive Officer)
Date: November 26, 2013	By:	/s/ Peifeng Huang
Peifeng Huang
Chief Financial Officer
(Principal Financial Officer and
Principal Accounting Officer)